SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 26, 2004

COMMONWEALTH BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-13467	56-1641133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Biotech Drive

Richmond, Virginia 23235

(Address of principal executive offices)

Registrant’s telephone number, including area code: (804) 648-3820

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Exhibits.

99.1	Press release, dated April 29, 2004, relating to the results of operations for the first fiscal quarter of 2004.

99.2	Press release, dated April 26, 2004, relating to the engagement of the services of Jesup & Lamont Securities, Corp., New York City, New York, as CBI’s financial advisor.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a)	On April 29, 2004, Commonwealth Biotechnologies, Inc. publicly released a press release regarding the results of its operations for the first fiscal quarter of 2004.

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Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMONWEALTH BIOTECHNOLOGIES, INC.

By:	/s/ Robert B. Harris, Ph.D.
Robert B. Harris, Ph.D.
President and Chief Executive Officer

Dated: April 30, 2004

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EXHIBIT INDEX

Number	Description of Exhibit
99.1	Press release, dated April 29, 2004, relating to the results of operations for the first fiscal quarter of 2004.

99.2	Press release, dated April 26, 2004, relating to the engagement of the services of Jesup & Lamont Securities, Corp., New York City, New York as CBI’s financial advisor.

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